EXHIBIT (h)(3)(d)

         This Exhibit A, dated as of June 30, 2003, is Exhibit A to the Transfer Agency Services Agreement dated July 1, 1996 between Harris Insight Funds Trust and Harris Trust and Savings Bank.

                              HARRIS INSIGHT FUNDS

                   Harris Insight Government Money Market Fund
                        Harris Insight Money Market Fund
                   Harris Insight Tax-Exempt Money Market Fund
                   Harris Insight Short/Intermediate Bond Fund
                            Harris Insight Bond Fund
                       Harris Insight High Yield Bond Fund
                Harris Insight Intermediate Government Bond Fund
                Harris Insight Intermediate Tax-Exempt Bond Fund
                       Harris Insight Tax-Exempt Bond Fund
                   Harris Insight High Yield Select Bond Fund
                           Harris Insight Equity Fund
                 Harris Insight Small-Cap Aggressive Growth Fund
                         Harris Insight Core Equity Fund
                    Harris Insight Small-Cap Opportunity Fund
                       Harris Insight Small-Cap Value Fund
                            Harris Insight Index Fund
                          Harris Insight Balanced Fund
                        Harris Insight International Fund
                      Harris Insight Emerging Markets Fund

                                                  HARRIS INSIGHT FUNDS TRUST

                                                  By:  /s/ Ishwar D. Gupta
                                                       -------------------
                                                           Ishwar D. Gupta

                                                  Title:   Vice President

                                                  HARRIS TRUST AND SAVINGS BANK

                                                  By:  /s/ Peter P. Capaccio
                                                       ---------------------
                                                           Peter P. Capaccio

                                                  Title:   Senior Vice President